THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, (THE "ACT") OR ANY APPLICABLE STATE SECURITIES LAWS. SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR BY ANY STATE SECURITIES ADMINISTRATION OR REGULATORY AUTHORITY.

SUBSCRIPTION AGREEMENT

THIS AGREEMENT is made effective as of the 25th day of March, 2014.

BETWEEN:

NANOMINERALS CORP., a Nevada corporation having its registered office at 3500 Lakeside Court, Ste. 206, Reno, NV 89509

(hereinafter called "Nanominerals")

OF THE FIRST PART

AND:

IRELAND INC., a Nevada corporation, having its corporate office at 2360 West Horizon Ridge Parkway, Suite 100, Henderson, NV 89052

(hereinafter called the “Company")

OF THE SECOND PART

THE PARTIES HEREBY AGREE AS FOLLOWS:

1.                     DEFINITIONS AND INTERPRETATION

1.1.                   The following terms will have the following meanings for all purposes of this Agreement:

(a)	“Aggregate Purchase Price” means the aggregate purchase price payable by Nanominerals to the Company in consideration for the purchase and sale of the Units, being $300,000 in the aggregate;

(b)	“Agreement” means this Subscription Agreement, and all schedules and amendments to the Subscription Agreement;

(c)	“Board” means the Company’s board of directors;

(d)	“Closing Date” has the meaning set forth in Section 2.2 of this Agreement;

(e)	“Common Stock” means the common stock of the Company, par value $0.001 per share;

(f)	“Exchange Act” means the United States Securities Exchange Act of 1934, as amended;

(g)	“Offering” means the offering of the Securities by the Company;

(h)	“Per Unit Purchase Price” means the greater of (i) $0.20 per Unit, and (ii) the average closing price of the Common Stock over the ten (10) trading days immediately preceding the Closing Date;

(i)	“SEC” means the United States Securities and Exchange Commission;

(j)	“Securities Act” means the United States Securities Act of 1933, as amended;

(k)	“Securities” means, collectively, the Units, Unit Shares, Unit Warrants, Unit Warrant Shares and any other securities of the Company issuable pursuant to this Agreement;

(l)	“Unit” means one (1) unit consisting of one (1) Unit Share and one (1) Unit Warrant;

(m)	“Unit Share” means one (1) share of Common Stock and comprising a portion of a Unit;

(n)

“Unit Warrant” means one (1) share purchase warrant entitling the holder thereof to purchase one (1) Unit Warrant Share at the Unit Warrant Exercise Price for the Unit Warrant Term, and comprising a portion of a Unit, and substantially in the form, and subject to the terms and conditions, attached as Schedule “A” to this Agreement;

(o)	“Unit Warrant Exercise Price” means 200% of the Per Unit Purchase Price;

(p)	“Unit Warrant Share” means one (1) share of Common Stock issuable upon exercise of the Unit Warrants; and

(q)	“Unit Warrant Term” means the period beginning on the date the Unit Warrant is issued and ending at 5:00 PM Pacific Time on March 29, 2019.

1.2.                   All dollar amounts referred to in this Agreement are in United States funds, unless expressly stated otherwise.

2.                     PURCHASE AND SALE OF UNITS

2.1.                   Subject to the terms and conditions of this Agreement, on the Closing Date, the Company agrees to sell to Nanominerals, and Nanominerals agrees to purchase from the Company, for the Aggregate Purchase Price, that number of Units that is equal to the Aggregate Purchase Price divided by the Per Unit Purchase Price.

2.2.                   On or before the Closing Date, Nanominerals will deliver to the Company, via check, bank draft, cashier’s check or wire transfer or such other form of payment as may be acceptable to the Company, in its sole discretion, immediately payable funds equal to the Aggregate Purchase Price. Closing shall occur, and Nanominerals shall be required to complete the purchase of the Units provided for in Section 2.1, on the date that is the earlier of (i) 5 business days after Nanominerals provides the Company with written notice that it intends to proceed with the purchase and sale of the Units provided for in Section 2.1; and (ii) August 15, 2014 (the “Closing Date”), at the offices of the Company or such other location as the parties shall mutually agree.

2.3.                   Nanominerals agrees that its subscription for the Securities pursuant to Section 2.1 is made for valuable consideration and may not be withdrawn, cancelled, terminated or revoked by it without prior written consent of the Company.

2.4.                   Notwithstanding any other provision of this Agreement, the purchase and sale of the Units contemplated in this Agreement is conditional upon compliance with all securities laws and other applicable laws of the jurisdiction in which Nanominerals is resident, including, but not limited to, the availability of an exemption from the registration requirements of the Securities Act and any applicable state securities laws. Nanominerals will deliver to the Company all other documentation, agreements, representations and requisite government forms that the lawyers for the Company may deem necessary to ensure compliance with all applicable securities laws and any other applicable laws.

3.                     RESTRICTED SECURITY AGREEMENTS OF NANOMINERALS

3.1.                   Nanominerals represents and warrants to the Company that it is an “affiliate” of the Company as that term is defined in Rule 405 of the Securities Act, and that, as such, it is able to fend for itself and is not in need of the protections afforded by the registration and prospectus requirements of the Securities Act or any applicable state securities laws.

3.2.                   Nanominerals acknowledges that the Securities are and will be “restricted securities” within the meaning of the Securities Act and will be issued to Nanominerals in accordance with an exemption from the registration requirements of the Securities Act provided by Section 4(2) of the Securities Act based on the representations and warranties of Nanominerals in this Agreement.

3.3.                   Nanominerals agrees not to reoffer, resell, transfer or otherwise dispose of the Securities unless such reoffer, resale, transfer or disposition is made pursuant to an effective registration statement under the Securities Act or pursuant to an available exemption from the registration statement requirements of the Securities Act and any applicable state securities laws. Nanominerals further agrees that the Company may refuse to register any resale or transfer of the Securities not made pursuant to an effective registration statement under the Securities Act or pursuant to an available exemption from the registration requirements of the Securities Act and any applicable state securities laws.

3.4.                   Nanominerals acknowledges and agrees that all certificates representing the Securities will be endorsed with a restrictive legend substantially similar to the following or such similar or other legends as deemed advisable by the lawyers for the Company to ensure compliance with the Securities Act and any other applicable laws or regulations:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR ANY STATE SECURITIES LAWS, AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS. SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.”

4.                     REPRESENTATIONS AND WARRANTIES OF NANOMINERALS

Nanominerals covenants, represents and warrants to the Company as follows, and acknowledges that the Company is relying upon such covenants, representations and warranties in connection with the sale of the Securities to it:

4.1.                   Nanominerals acknowledges that an investment in the Company is highly speculative, and involves a high degree of risk as the Company is in the early stages of developing its business, and may require substantial funds in addition to the proceeds of this private placement, and that only subscribers who can afford the loss of their entire investment should consider investing in the Company. Nanominerals is an investor in securities of businesses in the development stage and acknowledges that Nanominerals is able to fend for itself, can bear the economic risk of Nanominerals' investment, and has such knowledge and experience in financial or business matters such that Nanominerals is capable of evaluating the merits and risks of an investment in the Company’s securities as contemplated in this Agreement.

4.2.                   As an “affiliate” of the Company, Nanominerals has access to all information regarding the Company and the Company’s business necessary to make a fully informed decision regarding the purchase the Securities contemplated in this Agreement. Notwithstanding the forgoing, Nanominerals has had full opportunity to review the Company’s periodic filings with the SEC pursuant to the Exchange Act, including, but not limited to, the Company’s annual reports, quarterly reports, current reports and additional information regarding the business and financial condition of the Company. Nanominerals has had full opportunity to ask questions and receive answers from the Company regarding this information, and to review and discuss this information with its legal and financial advisors. Nanominerals believes it has received all the information it considers necessary or appropriate for deciding whether to purchase the Securities and that Nanominerals has had full opportunity to discuss this information with its legal and financial advisors prior to executing this Agreement.

4.3.                  Nanominerals acknowledges that the offering of the Units by the Company has not been reviewed by the SEC and that the Securities are being and will be, issued by the Company pursuant to an exemption from registration under the Securities Act.

4.4.                   Nanominerals understands that the Securities will be characterized as "restricted securities" under the Securities Act as they are being acquired from the Company in a transaction not involving a public offering and that, under the Securities Act and the regulations promulgated thereunder, such securities may be resold without registration under the Securities Act only in certain limited circumstances. Nanominerals represents that Nanominerals is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

4.5.                   The Securities are being and will be acquired by Nanominerals for investment for its own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that Nanominerals has no present intention of selling, granting any participation in, or otherwise distributing the same. Nanominerals does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Securities.

4.6.                   Nanominerals is not aware of any advertisement or general solicitation regarding the offer or sale of the Company’s securities.

4.7.                   This Agreement has been duly authorized, validly executed and delivered by Nanominerals.

5.                     REPRESENTATIONS BY THE COMPANY

5.1.                   The Company represents and warrants to Nanominerals that:

(a)

The Company is a corporation duly organized, existing and in good standing under the laws of the State of Nevada and has the corporate power to conduct the business which it conducts and proposes to conduct.

(b)

The Unit Shares and the Unit Warrant Shares, when issued in accordance with the terms and conditions of this Agreement and of the Unit Warrants, will be duly and validly issued, fully paid and non-assessable shares of Common Stock in the capital of the Company.

6.                     MISCELLANEOUS

6.1.                   Any notice or other communication given hereunder shall be deemed sufficient if in writing and sent by registered or certified mail, return receipt requested, addressed to the Company, at its corporate office at 2360 West Horizon Ridge Parkway, Suite 100, Henderson, NV 89052, Attention: Douglas D.G. Birnie, President and CEO, and to Nanominerals at its address indicated on the first page of this Agreement. Notices shall be deemed to have been given on the date of mailing, except notices of change of address, which shall be deemed to have been given when received.

6.2.                   The parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Agreement.

6.3.                   Nanominerals agrees that the representations, warranties and covenants of Nanominerals herein will be true and correct both as of the date of this Agreement and at the Closing Date, and such representations, warranties and covenants will survive the completion of the issuance of the Securities. The representations, warranties and covenants of Nanominerals herein are made with the intent that they be relied upon by the Company in determining the eligibility of a purchaser of the Company’s securities and Nanominerals agrees to indemnify the Company and its respective trustees, affiliates, shareholders, directors, officers, partners, employees, advisors and agents against all losses, claims, costs, expenses and damages or liabilities which any of them may suffer or incur which are caused or arise from a breach thereof. Nanominerals undertakes to immediately notify the Company at 2360 West Horizon Ridge Parkway, Suite 100, Henderson, NV 89052 of any change in any statement or other information relating to Nanominerals set forth herein.

6.4.                   The obligations of the parties hereunder are subject to receipt of all applicable regulatory approvals.

6.5.                   Nanominerals acknowledges and agrees that all costs incurred by Nanominerals (including any fees and disbursements of any special counsel retained by Nanominerals) relating to the sale of the Securities to Nanominerals shall be borne by Nanominerals.

6.6.                   Time shall be of the essence hereof.

6.7.                   This Agreement represents the entire agreement of the parties hereto relating to the subject matter hereof and there are no representations, covenants or other agreements relating to the subject matter hereof except as stated or referred to herein.

6.8.                   The terms and provisions of this Agreement shall be binding upon and enure to the benefit of Nanominerals and the Company and their respective heirs, executors, administrators, successors and permitted assigns; provided that the rights and obligations set out in this Agreement shall not be assignable by any party without the prior written consent of the other party.

6.9.                   Nanominerals acknowledges and agrees that O’Neill Law Corporation has acted solely for the Company in connection with the preparation, negotiation and execution of this Agreement, and that Nanominerals has been advised to obtain the advice of independent legal counsel, and that it has had full opportunity to obtain the advice of such independent legal counsel, prior to entering into this Agreement.

6.10.                   Neither this Agreement nor any provision hereof shall be modified, changed, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, change, discharge or termination is sought.

6.11.                   The invalidity, illegality or unenforceability of any provision of this Agreement shall not affect the validity, legality or enforceability of any other provision hereof.

6.12.                   The headings used in this Agreement have been inserted for convenience of reference only and shall not affect the meaning or interpretation of this Agreement or any provision hereof.

6.13.                   Notwithstanding the place where this Agreement may be executed by any of the parties hereto, the parties expressly agree that all the terms and provisions hereof shall be construed in accordance with and governed by the laws of the State of Nevada.

-- THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK --

6.14.                   This Agreement may be executed in one or more counterparts, all of which will be considered one and the same agreement and will become effective when one or more counterparts have been signed by each party and delivered to the other party, it being understood that all parties need not sign the same counterpart.

IN WITNESS WHEREOF, this Agreement is executed as of the day and year first written above.

NANOMINERALS CORP.
by its authorized signatory:

/s/ Charles Ager
Signature of Authorized Signatory

Charles Ager
Name of Authorized Signatory

Chairman
Position of Authorized Signatory

IRELAND INC.
by its authorized signatory:

/s/ Douglas D.G. Birnie
Douglas D.G. Birnie
President and Chief Executive Officer

SCHEDULE A

Form of Unit Warrant

THE SECURITIES REPRESENTED BY THIS CERTIFICATE AND THE SECURITIES TO BE ISSUED UPON ITS EXERCISE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR ANY STATE SECURITIES LAWS, AND HAVE BEEN AND WILL BE ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS. SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

THIS WARRANT MAY ONLY BE EXERCISED BY A PERSON WHO QUALIFIES AS AN “ACCREDITED INVESTOR” PURSUANT TO RULE 501 OF REGULATION D OF THE SECURITIES ACT.

IRELAND INC.
A NEVADA CORPORATION

COMMON STOCK PURCHASE
WARRANT CERTIFICATE NUMBER 026717-00•

«IssueDate»

1.             Issuance

THIS IS TO CERTIFY THAT, for value received, {WARRANTHOLDER NAME} of {Street, City, State, Zip} (the “Holder”), shall have the right to purchase from IRELAND INC., a Nevada corporation (the “Corporation”), {No. of Units} (No. of Units) fully paid and non-assessable shares of the Corporation’s common stock (the “Common Stock”), subject to further adjustment as set forth in Section 6 hereof, at any time until 5:00 P.M., Pacific time, on the 29th day of March, 2019 (the “Expiration Date”) at an exercise price of {EXERCISE PRICE} (the "Exercise Price"). For purposes hereof, “Warrant Shares” means the number of shares of Common Stock purchasable hereunder from time to time and at any time.

2.             Exercise of Warrants

This Warrant is exercisable in whole or in partial allotments of no less than 1,000 shares at the Exercise Price per share payable hereunder, payable in cash or by certified or official bank check. Upon surrender of this Warrant Certificate with the annexed Notice of Exercise Form duly executed, together with payment of the Exercise Price for the Warrant Shares purchased, the Holder shall be entitled to receive a certificate or certificates for the Warrant Shares so purchased. No fractional shares shall be issued in connection with any exercise of this Warrant. In lieu of the issuance of any fractional share, the Corporation shall round up or down the fractional amount to the nearest whole number.

3.             Reservation of Shares

The Corporation hereby agrees that at all times during the term of this Warrant there shall be reserved for issuance upon exercise of this Warrant such number of shares of Common Stock as shall be required for issuance upon exercise of this Warrant.

4.             Mutilation or Loss of Warrant

Upon receipt by the Corporation of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) receipt of reasonably satisfactory indemnification, and (in the case of mutilation) upon surrender and cancellation of this Warrant, the Corporation will execute and deliver a new Warrant of like tenor and date and any such lost, stolen, destroyed or mutilated Warrant shall thereupon become void.

IRELAND INC.	2
Common Stock Purchase
Warrant Certificate 026717-00•

5.             Rights of the Holder

The Holder shall not, by virtue hereof, be entitled to any rights of a stockholder in the Corporation, either at law or equity, and the rights of the Holder are limited to those expressed in this Warrant and are not enforceable against the Corporation except to the extent set forth herein.

6.             Adjustment for Stock Dividends, Stock Splits, Reclassifications, Mergers, Etc.

The Exercise Price and the number of shares which can be purchased by the Holder upon the exercise of this Warrant shall be subject to adjustment in the events and in the manner following:

(1)

If and whenever the shares at any time outstanding shall be, subdivided into a greater or consolidated into a lesser, number of shares, the Exercise Price shall be decreased or increased proportionately as the case may be; and upon any such subdivision or consolidation, the number of shares which can be purchased upon the exercise of this warrant certificate shall be increased or decreased proportionately as the case may be.

(2)

In case of any capital reorganization or of any reclassification of the capital of the Corporation or in case of the consolidation, merger or amalgamation of the Corporation with or into any other company, this Warrant shall after such capital reorganization, reclassification of capital, consolidation, merger or amalgamation confer the right to purchase the number of shares or other securities of the Corporation or of the Corporation resulting from such capital reorganization, reclassification, consolidation, merger or amalgamation, as the case may be, to which the Holder of the shares deliverable at the time of such capital reorganization, reclassification of capital, consolidation, merger or amalgamation, upon the exercise of this Warrant would have been entitled. On such capital reorganization, reclassification, consolidation, merger or amalgamation appropriate adjustments shall be made in the application of the provisions set forth herein with respect to the rights and interest thereafter of the Holder of this Warrant so that the provisions set forth herein shall thereafter be applicable as nearly as may reasonably be in relation to any shares or other securities thereafter deliverable on the exercise of this Warrant.

(3)

The rights of the Holder evidenced hereby are to purchase shares prior to or on the date set out on the face of this Warrant. If there shall, prior to the exercise of any of the rights evidenced hereby, be any reorganization of the authorized capital of the Corporation by way of consolidation, merger, subdivision, amalgamation or otherwise, or the payment of any stock dividends, then there shall automatically be an adjustment in either or both of the number of shares which may be purchased pursuant hereto or the price at which such shares may be purchased so that the rights evidenced hereby shall thereafter as reasonably as possible be equivalent to those originally granted hereby. The Corporation shall have the sole and exclusive power to make such adjustments as it considers necessary and desirable.

(4)	The adjustments provided for herein in the subscription rights represented by this Warrant are cumulative.

7.             Securities Matters

This Warrant and the Warrant Shares have not been registered under the Securities Act of 1933, as amended, (the “Securities Act”) and have been issued to the Holder for investment purposes and not with a view to the distribution of either the Warrant or the Warrant Shares. Each certificate for the Warrant, the Warrant Shares and any other security issued or issuable upon exercise of this Warrant shall contain a legend on the face thereof, in form and substance satisfactory to counsel for the Corporation, setting forth the restrictions on transfer contained in this Section. The Holder understands that this Warrant and the Warrant Shares constitute “restricted securities” under federal securities laws and acknowledges that Rule 144 of the Securities and Exchange Commission is not now, and may not in the future be, available for resale of this

IRELAND INC.	3
Common Stock Purchase
Warrant Certificate 026717-00•

Warrant and/or the Warrant Shares. By acceptance of this certificate, the Holder acknowledges and agrees that:

(1)

The Holder is acquiring this Warrant and the Warrant Shares for its own account for investment, with no present intention of dividing its interest with others or of reselling or otherwise disposing of all or any portion of the same;

(2)

The Holder does not intend any sale of this Warrant or the Warrant Shares either currently or after the passage of a fixed or determinable period of time or upon the occurrence or non- occurrence of any predetermined event or circumstance;

(3)

The Holder has no present or contemplated agreement, undertaking, arrangement, obligation, indebtedness or commitment providing for or which is likely to compel a disposition of this Warrant or the Warrant Shares;

(4)	The Holder is not aware of any circumstances presently in existence which are likely in the future to prompt a disposition of this Warrant or the Warrant Shares;

(5)	This Warrant and the Warrant Shares were offered to the Holder in direct communication between the Holder and the Corporation and not through any advertisement of any kind; and

(6)	The Holder has the financial means to bear the economic risk of the investment which it hereby agrees to make.

All certificates representing the Warrant Shares will be endorsed with a legend substantially as follows or such similar or other legends as deemed advisable by the Corporation to ensure compliance with the Securities Act and any other applicable laws or regulations:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR ANY STATE SECURITIES LAWS, AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.”

In addition, the Holder will comply with all other applicable securities legislation in addition to the Securities Act to which the Holder is subject in selling or transferring any Warrants or Warrant Shares and the Corporation may refuse to register any sale or transfer not in compliance with such other securities legislation.

THIS WARRANT MAY ONLY BE EXERCISED BY A PERSON WHO QUALIFIES AS AN “ACCREDITED INVESTOR” PURSUANT TO RULE 501 OF REGULATION D OF THE SECURITIES ACT.

9.             Payment of Taxes

The Corporation shall not be required to pay any tax or other charge imposed in connection with the exercise of this Warrant or a permissible transfer involved in the issuance of any certificate for shares issuable under this Warrant in the name other than that of the Holder, and in any such case, the Corporation shall not be required to issue or deliver any stock certificate until such tax or other charge has been paid or it has been established to the Corporation’s satisfaction that no such tax or other charge is due.

IRELAND INC.	4
Common Stock Purchase
Warrant Certificate 026717-00•

10.           Notices

Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon, (a) by personal delivery or telecopy, or (ii) one business day after deposit with a nationally recognized overnight delivery service such as Federal Express, with postage and fees prepaid, addressed to each of the other parties thereunto entitled at the following addresses, or at such other addresses as a party may designate by written notice to each of the other parties hereto.

CORPORATION:	IRELAND INC.
Attention: Douglas D.G. Birnie,
Chief Executive Officer, President & Secretary
2360 West Horizon Ridge Parkway, Suite 100
Henderson, NV 89052

Tel: (702) 932-0353

with a copy to:	NORTHWEST LAW GROUP
Attention: Christian I. Cu
#704, 595 Howe Street
P.O. Box 35
Vancouver, BC V6C 2T5

Fax: (604) 687-6650

HOLDER:	At the address set forth above.

11.           Governing Law

This Warrant shall be deemed to be a contract made under the laws of the State of Nevada and for all purposes shall be governed by and construed in accordance with the laws of the State of Nevada applicable to contracts to be made and performed entirely within the State of Nevada.

IN WITNESS WHEREOF, the Corporation has caused this Warrant to be duly executed and delivered by its duly authorized officer.

NOTICE OF EXERCISE FORM

TO:	IRELAND INC.
A Nevada corporation (the “Corporation”)

Dear Sirs:

The undersigned (the “Subscriber”) hereby exercises the right to purchase and hereby subscribes for

_________________________________________
(Insert No. of Shares)

shares (the “Warrant Shares”) of the common stock, par value $0.001 per share (the “Common Stock”) of IRELAND INC. referred to in the Common Stock Purchase Warrant Certificate «Warrant_Cert_No» surrendered herewith according to the terms and conditions thereof and herewith makes payment by cash, certified check or bank draft of the purchase price in full for the Warrant Shares in accordance with the Warrant.

Please issue a certificate for the shares being purchased as follows in the name of the Subscriber:

NAME:
(Please Print)

ADDRESS:

The Subscriber represents and warrants to the Corporation that:

(a)	The Subscriber is an “accredited investor” as that term is defined in Rule 501 of Regulation D of the Securities Act of 1933 (the “Securities Act”)

(b)	The Subscriber has not offered or sold the Warrant Shares within the meaning of the Securities Act;

(c)

The Subscriber is acquiring the Warrant Shares for its own account for investment purposes, with no present intention of dividing its interest with others or of reselling or otherwise disposing of all or any portion of the same;

(d)

The Subscriber does not intend any sale of the Warrant Shares either currently or after the passage of a fixed or determinable period of time or upon the occurrence or non-occurrence of any predetermined event or circumstance;

(e)

The Subscriber has no present or contemplated agreement, undertaking, arrangement, obligation, indebtedness or commitment providing for or which is likely to compel a disposition of the Warrant Shares;

(f)	The Subscriber is not aware of any circumstances presently in existence which are likely in the future to prompt a disposition of the Warrant Shares;

(g)	The Warrant Shares were offered to the Subscriber in direct communication between the Subscriber and the Corporation and not through any advertisement of any kind;

(h)	The Subscriber has the financial means to bear the economic risk of the investment which it hereby agrees to make;

(i)	This subscription form will also confirm the Subscriber’s agreement as follows:

(i)

the Warrant Shares have not been registered under the Securities Act or applicable state “Blue Sky” laws and, therefore, the Warrant Shares may not be resold, transferred or hypothecated except pursuant to an effective registration statement under the Securities Act and any applicable state “Blue Sky” laws, or an opinion of counsel satisfactory to the Corporation to the effect that such registration is not necessary. The Corporation will refuse to register any sale or transfer of the Warrant Shares not made in compliance with the Securities Act or any other applicable securities laws.

(ii)

Only the Corporation can take action to register the Warrant Shares under the Securities Act or applicable state securities law or to comply with the requirements for an exemption under the Securities Act or applicable state securities law.

(iii)

The certificates representing the Warrant Shares will be endorsed with a legend substantially as follows or such similar or other legends as deemed advisable by the lawyers for the Corporation to ensure compliance with the Securities Act and any other applicable laws or regulations:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR ANY STATE SECURITIES LAWS, AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS. SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.”

Please deliver a warrant certificate in respect of the common shares referred to in the warrant certificate surrendered herewith but not presently subscribed for, to the Subscriber.

DATED this ______day of ___________________________________, _____.

Signature of Subscriber:

Name of Subscriber:

Address of Subscriber: